SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): January 28, 2003

                                      Wyeth
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

     (99) Press Release Reporting Wyeth's Earnings Results for the 2002 Fourth Quarter and Full Year.

Item 9.  Regulation FD Disclosure

     Attached as Exhibit 99 hereto is Wyeth's Earnings Results for the 2002 Fourth Quarter and Full Year. This information is not being filed but rather is being furnished under Regulation FD. Wyeth has posted this Current Report on Form 8-K on its internet website at www.wyeth.com.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WYETH

                                         By:   /s/ Kenneth J. Martin
                                               Kenneth J. Martin
                                               Executive Vice President
                                               and Chief Financial Officer
                                               (Duly Authorized Signatory)



Dated:  January 28, 2003